                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-04739

                             The Zweig Fund, Inc.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)

                           900 Third Ave, 31st Floor
                            New York, NY 10022-4728
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                              Kevin J. Carr, Esq.
   Vice President, Chief Legal Officer, Counsel and Secretary for Registrant
                               100 Pearl Street
                            Hartford, CT 06103-4506
                    --------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 800-272-2700

                     Date of fiscal year end: December 31

                    Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                             THE ZWEIG FUND, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Semiannual Report

                                 June 30, 2010

                                [LOGO]

Zweig
Advisers
A VIRTUS INVESTMENT PARTNER

OFFICERS AND DIRECTORS
GEORGE R. AYLWARD, President, Chairman and Chief Executive Officer

CARLTON NEEL, Executive Vice President

DAVID DICKERSON, Senior Vice President

MARC BALTUCH, Chief Compliance Officer and Vice President

MOSHE LUCHINS, Vice President

KEVIN J. CARR, Chief Legal Officer and Secretary

W. PATRICK BRADLEY, Treasurer and Chief Financial Officer

JACQUELINE PORTER, Vice President and Assistant Treasurer

CHARLES H. BRUNIE, Director

WENDY LUSCOMBE, Director

ALDEN C. OLSON, PH.D., Director

JAMES B. ROGERS, JR., Director

R. KEITH WALTON, Director

INVESTMENT ADVISER
ZWEIG ADVISERS LLC
900 Third Avenue
New York, NY 10022-4793

FUND ADMINISTRATOR
VP DISTRIBUTORS, INC.
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
THE BANK OF NEW YORK MELLON
One Wall Street
New York, NY 10286

LEGAL COUNSEL
KATTEN MUCHIN ROSENMAN LLP
575 Madison Avenue
New York, NY 10022-2585

TRANSFER AGENT
COMPUTERSHARE TRUST COMPANY, NA
P.O. Box 43010
Providence, RI 02940-3010
--------------------------------------------------------------------------------

THIS REPORT IS TRANSMITTED TO THE SHAREHOLDERS OF THE ZWEIG FUND, INC. FOR THEIR INFORMATION. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR ANY SECURITIES MENTIONED IN THIS REPORT.

                          [LOGO]

VIRTUS
INVESTMENT PARTNERS


                                                                          Q2-10

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

   The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZF

                                                                 August 2, 2010

DEAR FELLOW ZWEIG FUND SHAREHOLDER:

   I am pleased to share with you the manager's report and commentary for the Zweig Fund, Inc. for the six-months ended June 30, 2010.

   The Zweig Fund's net asset value declined 13.30% for the quarter ended June 30, 2010, including $0.096 in re-invested distributions. During the same period, the S&P 500 Index fell 11.43%, including re-invested dividends. The Fund's average equity exposure for the quarter was approximately 79%.

   For the six-months ended June 30, 2010, the Fund's net asset value declined 10.87%, including $0.191 in re-invested distributions. For the same period, the S&P 500 Index dropped 6.65%, including re-invested dividends. The Fund's average equity exposure for the first half was also approximately 79%.

              Sincerely,

              /s/ George R. Aylward

              George R. Aylward
              President, Chairman and Chief Executive Officer
              The Zweig Fund, Inc.
                          MARKET OVERVIEW AND OUTLOOK

   The second quarter and first half of 2010 were not happy times for stock market investors. Closing at 9,774 on June 30, the Dow Jones Industrial Average declined 10%/(1) /for the quarter, its first quarterly drop since the first three months of 2009. The Dow ended down 12.8%/(1) /from its 2010 high of April 26/th/ and 31%/(1) /below its record high close in October 2007. However, it was still up 49%/(1) /from its record low of 6,547 on March 9, 2006. For the first half the Dow dipped 6.27%/(1)/, or 1,082 points, to a new low for the year.

   The other major indexes did even more poorly. The S&P 500(R) Index fell 12%/(1) /for the quarter, its worst quarterly performance since the first three months of 2008. Ending at 1,030, the index dropped 7.5%/(1) /for the year thus far. The NASDAQ Composite(R) Index performed similarly, slipping 12%/(1) /for the quarter, and, closing at 2,109, was off 7.0%/(1) /for the half.

   There was also little to cheer about the performance of the international markets for the year to date. The Dow Jones Global Index closed down 9.7%/(1)/. The STOXX Europe 600 fell 3.9%/(1)/, with the British FTSE 100 down 9.2%/(1)/. The German DAX, the best performer, gained 0.1%/(1)/. The Dow Jones Asia-Pacific Index was off 5.2%/(1) /with China's Shanghai Composite slumping 26.8%/(1) /to its lowest level in nearly 15 months. Japan's Nikkei Stock Average fell 11.0%/(1) /to its lowest point since November 30, 2009.

   Stating that "inflation is likely to be subdued for some time," the Federal Reserve (the "Fed") announced at its June meeting that it will hold


/(1)/ Return excludes reinvested dividends.


 Managed Distribution Plan: The Fund has a policy to distribute 10% of its net asset value annually. Please see inside the front cover for more information.

short-term interest rates at near zero "for an extended period." While noting that "the economic recovery recently is proceeding and that the labor market is improving gradually," it added that "financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad." The Fed's "comfort zone" on inflation is 1% to 2% and current figures are well within that range.

   The Labor Department reported that, excluding volatile food and energy prices, consumer prices rose only 0.1% in May. Compared to a year ago, the index has risen just 0.9%, the smallest gain since 1966. Meanwhile, the producer price index, which reflects wholesale prices, fell 0.3% in May from April. Even after rising an inflation- adjusted 0.5% in May, average hourly earnings for workers were unchanged from last year's levels. They also reported that private sector employment in June gained 83,000 jobs, almost double the amount in May but far below the nearly 200,000 jobs added in March and April. The unemployment rate declined to 9.5% in June from 9.7% in May largely because 652,000 jobless left the labor force.

   One industry that is not adding jobs is housing, a key factor in the economy. The Commerce Department reported that construction starts on single family homes fell 17.2% in May to an annual rate of 469,000, the lowest level in a year. The agency also reported that home sales in May plunged 32.7% from April to a seasonally-adjusted rate of 300,000, marking a decline of 18.3% from a year ago and a record low. Sales of existing homes slipped 2.2% in April.

   Momentum in manufacturing is also slowing. The Institute for Supply Management ("ISM") reported that its manufacturing index dipped to 56.2 in June from 59.7 in May, reflecting a decline in new orders, production and exports. ISM also reported that its index for the service industry weakened, dipping to
53.8 in June from 55.4 in May. A figure above 50 indicates expansion.

   The same story holds true for factory orders. The Commerce Department said that orders for manufactured goods slipped 1.4% in May, the biggest drop since March of last year. In April orders rose 1%. Excluding transportation, new orders declined by 0.6%.

   With the economic news so disappointing, it is no surprise that consumer confidence has tumbled after improving for three straight months. The Conference Board reported that its Consumer Confidence Index sank almost 10 points in June to 52.9 from a revised 62.7 in May. The June fall-off was the biggest drop since February when the index slid 10 points.

   Economic activity in the first quarter was not as strong as originally reported. The growth of gross domestic product was revised finally from 3.0% to 2.75%, according to the Bureau of Economic Analysis. The only quarter that expanded over 3% since the recession onset was the fourth quarter of 2009. Mostly responsible for the latest decline was the fact that personal consumption spending comprised only 2.13% of GDP growth instead of 2.42% as originally forecast.

   U.S. sales overseas weakened in April, the last month for which figures are available. The Commerce Department reported that exports dropped 0.7% to $148.8 billion while imports dipped 0.4% to $189.1 billion. As a result, the trade deficit widened by 0.75% in April to $40.3 billion, the highest level in sixteen months.

   There was little change in the level of initial public offerings ("IPO's") during the second quarter of 2010. In the U.S., 29 companies went public, raising $4 billion, compared with 22 IPO's that brought in $3.7 billion in the first quarter, according to Dealogic. The most recent figures are a considerable improvement over the second quarter of 2009 which saw only 8 offerings that raised $1 billion. Globally, 295 IPO's raised $42 billion in the second quarter compared with 274 that raised $51.5 billion in the first quarter, an 18% drop in dollar volume.

   World-wide mergers and acquisitions increased during the second quarter. There were 10,509 deals valued at $610.7 billion, an increase of 11% over the deal value of $549.6 billion in the second quarter of 2009. However deal volume is down approximately 58% from the second quarter of 2007, just before the market collapsed.

   Despite the market's volatility, analysts expect strong company earnings this year. Recent estimates put the S&P 500 earnings per share at $85.26 for 2010, a return to 2007 levels, according to Thomson Reuters. For 2011, analysts forecast earnings of $96.43 a share, a 17.5% increase over 2010. If attained, it would top the all-time record earnings of $88.18 in 2006.

   Dividend payments are also increasing. So far this year 136 companies in the S&P 500 have either boosted payments or initiated dividends, raising outlays by $11 billion. Only two companies cut or suspended dividends. Last year there were 78 reductions or suspensions, reducing returns to shareholders by a record $37 billion. Howard Silverblatt, senior S&P analyst, predicts a 5.6% increase in 2010 earnings over last year, with a surge around the year-end. Non-financial companies in the S&P 500 had a record $837 billion in cash at the end of the first quarter, up from $665 billion a year earlier.

   Bloomberg News reported that, based on the earnings estimates, stocks in the S&P 500 Index were trading at a price/earnings ratio of 12.69 on June 30, 2010, compared with 15.01 at the end of March 31 and 15.53 on June 30 last year. For trailing 12-month earnings, the P/Es were 14.92, 26.80 and 15.95, respectively. Since the recent P/E reading is somewhat below the historical average of 14.9 since 1984, the current valuations appear to be fairly priced.

   As far as the stock market outlook is concerned, advisors continued to be far more optimistic than individual investors. Surveyed by Investors Intelligence on June 30, advisors stood at 41% bulls and 33% bears. This compares with a survey by the American Institute of Individual Investors that tallied 25% bulls and 42% bears. The number of bullish investors was the lowest since November 6/th/, 2009. Confirming these findings, the Investment Company Institute reported that private investors withdrew more money from stocks than they put in from 2007 through 2009, the first three-year period of net withdrawals since 1979-1981. This year there were net investments in the first three months and net withdrawals in May.

   More recently, the divergence of views between advisors and investors has narrowed, with both groups evenly divided about the outlook. The advisors moved to 33% bulls and 35% bears, while the investors came to 39% bulls and 38% bears.

   The Fund's market indicators offer a mixed picture, with pockets of significant pessimism tempering the optimism. After improving somewhat during the second quarter, our sentiment indicators are moderately positive. With the Dow recovering only slightly after ending the quarter down nearly 13%/(1) /from its 2010 peak, our tape indicators are somewhat negative. On the positive side, there are our monetary indicators, which reflect the Fed's stand on interest rates and the absence of inflation.

   Consequently, our present market stance is neutral and we are about 80% invested.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   The Fund's leading equity sectors on June 30, 2010 included Information Technology, Energy, Industrials, Materials and Health Care. While there were changes in percentages held, all of the above, with the exception of Materials, appeared in our previous listing. During the quarter, we added to our positions in Information Technology and Consumer Discretionary and trimmed our holdings in Consumer Staples and Health Care.

   Our leading individual positions included Cisco, Continental Airlines and QUALCOMM, which appeared in our previous listing, and Comcast, which is a new position. The following also are new to this listing but there were no changes to shares held: Altria, AT&T, IBM, Johnson & Johnson, Union Pacific and Verizon.

   No longer among our top positions are Freeport McMoRan, where we added to our holdings; Potash Corp., where there was no change in shares held, and the following where we trimmed our holdings: Clorox, Corning, McDonald's, Occidental Petroleum and PepsiCo.

              Sincerely,



              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Zweig Advisers, LLC

ASSET ALLOCATION AS OF JUNE 30, 2010

   The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of June 30, 2010.

                           [CHART]

Information Technology                     16%
Energy                                     14%
Industrials                                11%
Materials                                   8%
Health Care                                 7%
Consumer Discretionary                      6%
Financials                                  5%
Other (includes short-term investments)    33%






The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For information regarding the indexes cited and key investment terms used in this report see page 7.

                             OUR PRIVACY COMMITMENT

   The Zweig Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. "Personal information" refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

INFORMATION WE COLLECT

   We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

..   Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

..   Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

INFORMATION DISCLOSED IN ADMINISTERING PRODUCTS AND SERVICES

   We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

PROCEDURES TO PROTECT CONFIDENTIALITY AND SECURITY OF YOUR PERSONAL INFORMATION

   We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

   We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

KEY INVESTMENT TERMS

AMERICAN DEPOSITARY RECEIPT (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

CONFERENCE BOARD REPORT: Widely followed economic indicators, particularly the Consumer Confidence Index ("CCI"). The Conference Board also connects some 2,000 companies via forums and peer-to-peer meetings to discuss what matters to companies today: issues such as top-line growth in a shifting economic environment and corporate governance standards.

CONSUMER PRICE INDEX (CPI): Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DAX INDEX: A total return index of 30 selected German blue chip companies traded on the Frankfurt Stock exchange. It is a free float weighted index.

DEALOGIC: Provides technology, data analytics, and consulting services platform to Investment Bank and Capital Markets professionals.

DOW JONES ASIA-PACIFIC INDEX: A float-adjusted market capitalization index of securities traded in the Asia/Pacific region representing 15 countries.

DOW JONES GLOBAL EX. U.S. INDEX/SM/: A market capitalization-weighted index which covers approximately 95% of the market capitalization of the represented countries of Australia, Austria, Belgium, Brazil, Bulgaria, Canada, Chile, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Italy, Japan, Latvia, Lithuania, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Romania, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

DOW JONES INDUSTRIAL AVERAGE/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested.

FEDERAL RESERVE: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE 100 INDEX: A capitalization weighted index of the 100 most capitalized companies traded on the London Stock Exchange.

GROSS DOMESTIC PRODUCT (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

INFLATION: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

INITIAL PUBLIC OFFERING (IPO): A company's first sale of stock to the public.

INSTITUTE FOR SUPPLY MANAGEMENT (ISM) REPORT ON BUSINESS/(R)/: An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

INVESTORS INTELLIGENCE SURVEY: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ COMPOSITE/(R)/ INDEX: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

NIKKEI 225 STOCK AVERAGE: A price weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

PRICE-TO-EARNINGS RATIO (P/E): A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

S&P 500/(R)/ INDEX: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SHANGHAI COMPOSITE INDEX: A capitalization weighted index that tracks the daily price performance of all A shares and B shares listed on the Shanghai Stock Exchange.

STOXX 600 INDEX: A broad based capitalization weighted index of European based stocks. It is a free float weighted index.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                             THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2010
                                  (UNAUDITED)
($ REPORTED IN THOUSANDS)

                                                         NUMBER OF
                                                          SHARES    VALUE
                                                         --------- --------
     INVESTMENTS
     COMMON STOCKS                                 76.7%
     CONSUMER DISCRETIONARY -- 6.4%
        AutoZone, Inc./(2)/..........................       26,000 $  5,024
        Best Buy Co., Inc............................      120,000    4,063
        Comcast Corp. Class A........................      303,000    5,263
        McDonald's Corp..............................       72,000    4,743
                                                                   --------
                                                                     19,093
                                                                   --------
     CONSUMER STAPLES -- 5.1%
        Altria Group, Inc............................      279,000    5,591
        Clorox Co. (The).............................       78,000    4,849
        PepsiCo, Inc.................................       77,000    4,693
                                                                   --------
                                                                     15,133
                                                                   --------
     ENERGY -- 14.0%
        Chesapeake Energy Corp.......................      205,000    4,295
        Chevron Corp.................................       76,000    5,157
        ConocoPhillips...............................      105,000    5,155
        El Paso Corp.................................      418,000    4,644
        Halliburton Co...............................      195,000    4,787
        Massey Energy Co.............................      124,000    3,391
        Occidental Petroleum Corp....................       67,000    5,169
        Petroleo Brasileiro SA ADR...................      130,000    4,462
        Williams Cos., Inc. (The)....................      256,000    4,680
                                                                   --------
                                                                     41,740
                                                                   --------
     FINANCIALS -- 4.9%
        Citigroup, Inc./(2)/.........................    1,312,000    4,933
        Goldman Sachs Group, Inc. (The)..............       34,000    4,463
        Hudson City Bancorp, Inc.....................      428,000    5,239
                                                                   --------
                                                                     14,635
                                                                   --------
     HEALTH CARE -- 6.6%
        Biogen Idec, Inc./(2)/.......................      105,000    4,982
        Gilead Sciences, Inc./(2)/...................      129,000    4,422
        Johnson & Johnson............................       91,000    5,375

                       See notes to financial statements

                                                        NUMBER OF
                                                         SHARES      VALUE
                                                        ---------   --------
        HEALTH CARE (CONTINUED)
           UnitedHealth Group, Inc.....................  172,000    $  4,885
                                                                    --------
                                                                      19,664
                                                                    --------
        INDUSTRIALS -- 10.9%
           Alaska Air Group, Inc./(2)/.................   99,000       4,450
           Caterpillar, Inc............................   85,000       5,106
           Continental Airlines, Inc. Class B/(2)/.....  265,000       5,830
           DryShips, Inc./(2)/.........................  943,000       3,366
           Foster Wheeler AG/(2)/......................  192,000       4,043
           L-3 Communications Holdings, Inc............   59,000       4,180
           Union Pacific Corp..........................   80,000       5,561
                                                                    --------
                                                                      32,536
                                                                    --------
        INFORMATION TECHNOLOGY -- 15.6%
           Amkor Technology, Inc./(2)/.................  718,000       3,956
           Cisco Systems, Inc./(2)/....................  280,500       5,977
           Corning, Inc................................  289,000       4,667
           Hewlett-Packard Co..........................  117,000       5,064
           Intel Corp..................................  238,000       4,629
           International Business Machines Corp........   45,000       5,557
           Microsoft Corp..............................  187,500       4,314
           Nokia Oyj Sponsored ADR.....................  345,000       2,812
           QUALCOMM, Inc...............................  170,000       5,583
           Research In Motion Ltd./(2)/................   81,000       3,990
                                                                    --------
                                                                      46,549
                                                                    --------
        MATERIALS -- 8.1%
           Alcoa, Inc..................................  428,000       4,305
           Du Pont (E.I.) de Nemours & Co..............  142,000       4,912
           Freeport-McMoRan Copper & Gold, Inc.........   83,000       4,908
           Nucor Corp..................................  135,000       5,168
           Potash Corp. of Saskatchewan, Inc...........   54,000       4,657
                                                                    --------
                                                                      23,950
                                                                    --------
        TELECOMMUNICATION SERVICES -- 3.6%
           AT&T, Inc...................................  220,000       5,322
           Verizon Communications, Inc.................  192,000       5,380
                                                                    --------
                                                                      10,702
                                                                    --------
        UTILITIES -- 1.5%
           Exelon Corp.................................  119,000       4,518
                                                                    --------
                                                                       4,518
                                                                    --------
               TOTAL COMMON STOCKS (Identified Cost $255,655)        228,520
                                                                    --------

                       See notes to financial statements

                                                          NUMBER OF
                                                           SHARES      VALUE
                                                          ----------  --------
    EXCHANGE-TRADED FUNDS                           2.9%
       PowerShares QQQ................................       116,000  $  4,954
       Templeton Dragon Fund, Inc.....................       150,000     3,690
                                                                      --------
           TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $7,868)          8,644
                                                                      --------
           TOTAL LONG TERM INVESTMENTS -- 79.6% (Identified Cost
             $263,523)........................................         237,164
                                                                      --------
    SHORT-TERM INVESTMENTS                         20.0%
    MONEY MARKET MUTUAL FUNDS -- 3.8%
       Dreyfus Cash Management Fund -- Institutional
         Shares (seven-day effective yield 0.130%)....    11,463,083    11,463
                                                                      --------

                                                             PAR
                                                          ----------
    U.S. TREASURY BILLS/(3)/ -- 16.2%
       U.S. Treasury Bill
         0.140%, 7/15/10............................         $ 2,000     2,000
         0.174%, 8/26/10............................          12,000    11,998
         0.230%, 10/21/10...........................          34,000    33,983
                                                                      --------
                                                                        47,981
                                                                      --------
           TOTAL SHORT-TERM INVESTMENTS (Identified Cost $59,435)       59,444
                                                                      --------
           TOTAL INVESTMENTS (Identified Cost $322,958) --
             99.6%/(1)/.......................................         296,608
           OTHER ASSETS AND LIABILITIES, NET -- 0.4%..........           1,162
                                                                      --------
           NET ASSETS -- 100.0%...............................        $297,770
                                                                      ========

--------
 (1) Federal Income Tax Information : For tax information at June 30, 2010, see
     Note 9 Federal Income Tax Information in the Notes to Financial Statements.
 (2) Non-income producing.
 (3) The rate shown is the discount rate.

                       See notes to financial statements

             COUNTRY WEIGHTINGS AS OF 6/30/10+
             United States (includes short-term investments).  92%
             Canada..........................................   3%
             Brazil..........................................   2%
             Bermuda.........................................   1%
             Finland.........................................   1%
             Greece..........................................   1%
                                                              ---
             Total........................................... 100%
                                                              ===

              --------
              + % of total investments as of June 30, 2010

The following table provides a summary of inputs used to value the Fund's net assets as of June 30, 2010. (See Security Valuation Note 2A in the Notes to Financial Statements):

                                                                                                       LEVEL 2
                                                                        TOTAL VALUE AT               SIGNIFICANT
                                                                           JUNE 30,       LEVEL 1    OBSERVABLE
                                                                             2010      QUOTED PRICES   INPUTS
                                                                        -------------- ------------- -----------
   Equity Securities:
      Common Stocks....................................................    $228,520      $228,520      $    --
      Exchange-Traded Funds............................................       8,644         8,644           --
      Short-Term Investments...........................................      11,463        11,463           --
   Debt Securities:
      U.S. Government Securities (includes short-term investments).....      47,981            --       47,981
                                                                           --------      --------      -------
   Total...............................................................    $296,608      $248,627      $47,981
                                                                           ========      ========      =======

There are no Level 3 (significant unobservable input) securities.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 2010
                                  (UNAUDITED)

(REPORTED IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

   ASSETS
      Investment securities at value (Identified cost $322,958 ). $ 296,608
      Receivables
          Investment securities sold.............................     1,164
          Dividends..............................................       233
      Director retainer..........................................        40
      Prepaid expenses...........................................        48
                                                                  ---------
          Total Assets...........................................   298,093
                                                                  ---------
   LIABILITIES
      Payables
          Investment advisory fee................................       219
          Administration fee.....................................        17
          Professional fees......................................        46
          Transfer agent fee.....................................        13
          Other accrued expenses.................................        28
                                                                  ---------
          Total Liabilities......................................       323
                                                                  ---------
   NET ASSETS                                                     $ 297,770
                                                                  =========
   NET ASSET VALUE PER SHARE
      ($297,770 / 91,955,558).................................... $    3.24
                                                                  =========
   NET ASSETS CONSIST OF:
      Capital paid in on shares of beneficial interest........... $ 476,673
      Accumulated undistributed net investment income (loss).....   (16,367)
      Accumulated net realized gain (loss).......................  (136,186)
      Net unrealized appreciation (depreciation).................   (26,350)
                                                                  ---------
   NET ASSETS.................................................... $ 297,770
                                                                  =========

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                            STATEMENT OF OPERATIONS

                        SIX MONTHS ENDED JUNE 30, 2010
                                  (UNAUDITED)

(REPORTED IN THOUSANDS)

INVESTMENT INCOME
   Income
       Dividends................................................................. $  2,697
       Interest..................................................................       76
       Foreign taxes withheld....................................................      (35)
                                                                                  --------
              Total Investment Income............................................    2,738
                                                                                  --------
   Expenses
       Investment advisory fees..................................................    1,420
       Administration fees.......................................................      109
       Transfer agent fees and expenses..........................................       77
       Professional fees.........................................................      169
       Printing fees and expenses................................................       89
       Directors' fees...........................................................       88
       Custodian fees............................................................        5
       Miscellaneous expenses....................................................      137
                                                                                  --------
              Total Expenses.....................................................    2,094
                                                                                  --------
                 Net Investment Income...........................................      644
                                                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments...............................................................    4,387
   Net change in unrealized appreciation (depreciation) on:
       Investments...............................................................  (42,751)
                                                                                  --------
          Net realized and unrealized gain (loss)................................  (38,364)
                                                                                  --------
          Net increase (decrease) in net assets resulting from operations........ $(37,720)
                                                                                  ========

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

(REPORTED IN THOUSANDS)

                                                                         SIX MONTHS
                                                                            ENDED
                                                                        JUNE 30, 2010       YEAR ENDED
                                                                         (UNAUDITED)     DECEMBER 31, 2009
                                                                        -------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS
       Net investment income (loss)....................................   $    644           $  2,110
       Net realized gain (loss)........................................      4,387            (26,110)
       Net change in unrealized appreciation (depreciation)............    (42,751)            86,302
                                                                          --------           --------
          Net increase (decrease) in net assets resulting from
            operations.................................................    (37,720)            62,302
                                                                          --------           --------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
       Net investment income...........................................    (17,564)/(1)/       (2,174)
       Tax return of capital...........................................         --            (29,367)
                                                                          --------           --------
          Total dividends and distributions to shareholders............    (17,564)           (31,541)
                                                                          --------           --------
          Net increase (decrease) in net assets........................    (55,284)            30,761
NET ASSETS
   Beginning of period.................................................    353,054            322,293
                                                                          --------           --------
   End of period.......................................................   $297,770           $353,054
                                                                          ========           ========
   Accumulated undistributed net investment income (loss) at end
     of period.........................................................   $(16,367)          $    553

--------
/(1)/ Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of June 30, 2010, we estimate 3% of the distributions will represent net investment income, 0% will represent excess gain distributions which are taxed as ordinary income and 97% will represent return of capital. Also refer to the inside front cover for the Managed Distribution Plan.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

        (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          SIX-MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2010       ----------------------------------------------------------
                                            (UNAUDITED)          2009        2008           2007         2006        2005
                                          ----------------     --------  --------      --------        --------  --------
PER SHARE DATA
Net asset value, beginning of period.....     $   3.84         $   3.50  $   5.65      $   5.99        $   5.82  $   6.02
                                              --------         --------  --------      --------        --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)/(6)/........         0.01             0.02      0.04          0.05            0.07      0.08
Net realized and unrealized gains
 (losses)................................        (0.42)            0.66     (1.67)         0.39            0.68      0.31/(5)/
                                              --------         --------  --------      --------        --------  --------
Total from investment operations.........        (0.41)            0.68     (1.63)         0.44            0.75      0.39
                                              --------         --------  --------      --------        --------  --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
 income..................................        (0.19)/(11)/     (0.02)    (0.04)        (0.05)          (0.07)    (0.11)
Distributions from net realized gains....           --               --     (0.10)        (0.34)          (0.21)    (0.28)
Tax return of capital....................           --            (0.32)    (0.38)        (0.20)          (0.30)    (0.20)
                                              --------         --------  --------      --------        --------  --------
Total dividends and distributions........        (0.19)           (0.34)    (0.52)        (0.59)          (0.58)    (0.59)
                                              --------         --------  --------      --------        --------  --------
Dilutive effect on net asset values as a
 result of capital contribution..........           --               --        --            --              --       -- /(4)/
Dilutive effect on net asset values as a
 result of rights offering...............           --               --       -- /(4)/    (0.19)/(1)/        --        --
                                              --------         --------  --------      --------        --------  --------
Change in net asset value................        (0.60)            0.34     (2.15)        (0.34)           0.17     (0.20)
                                              --------         --------  --------      --------        --------  --------
    Net asset value, end of period.......     $   3.24         $   3.84  $   3.50      $   5.65        $   5.99  $   5.82
                                              ========         ========  ========      ========        ========  ========
    Market value, end of period/(2)/.....     $   3.00         $   3.31  $   2.88      $   5.05        $   5.90  $   5.25
                                              ========         ========  ========      ========        ========  ========
Total investment return/(3)/.............        (4.26)%          29.08%   (35.32)%       (5.12)%/(7)/    24.87%     5.78%
                                              ========         ========  ========      ========        ========  ========
Total return on net asset value/(8)/.....       (10.87)%/(10)/    23.22%   (29.75)%        8.75%          14.58%     7.90%
                                              ========         ========  ========      ========        ========  ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)..........................     $297,770         $353,054  $322,293      $519,104        $438,544  $426,378
Ratio of expenses to average net assets
 (excluding dividends on short
 sales)..................................         1.25%/(9)/       1.22%     1.18%         1.13%           1.18%     1.26%
Ratio of expenses to average net assets
 (including dividends on short sales)....         1.25%/(9)/       1.22%     1.18%         1.13%           1.21%     1.33%
Ratio of net investment income to
 average net assets......................         0.39%/(9)/       0.66%     0.83%         0.82%           1.20%     1.31%
Portfolio turnover rate..................           27%/(10)/        35%       39%           58%             39%       45%

        For definitions and explanations of the Footnotes see page 17.

                       See notes to financial statements

--------
(1)Shares were sold at a 5% discount from a 5-day average market price from 8/29/07 to 9/5/07.
(2)Closing Price -- New York Stock Exchange.
(3)Total investment return is calculated assuming a purchase of a share of the Fund's common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(4)Amount is less than $0.005.
(5)The net realized and unrealized gains (losses) includes a voluntary payment made by the Adviser to fully offset the net gains and losses associated with a violation of investment restrictions. If this payment was not included, the per share impact would be less than $0.01.
(6)Computed using average shares outstanding.
(7)Total investment return includes the dilutive effect of the rights offering. Without this effect, the total investment return would have been (3.83)%.
(8)NAV return is calculated using the opening Net Asset Value price of the Fund's common stock on the first business day and the closing Net Asset Value price of the Fund's common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan.
(9)Annualized
(10)Not annualized
(11)Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of June 30, 2010, we estimate 3% of the distributions will represent net investment income, 0% will represent excess gain distributions which are taxed as ordinary income and 97% will represent return of capital. Also refer to the inside front cover for the Managed Distribution Plan.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 30, 2010
                                  (UNAUDITED)

NOTE 1 -- ORGANIZATION

   The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund's investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

  A. SECURITY VALUATION:

   The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the advisor, are generally categorized as Level 3 in the hierarchy.

   Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American depositary receipts, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the advisor are generally categorized as Level 3 in the hierarchy.

   Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

   Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

   Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   A summary of the inputs used to value the Fund's net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. INCOME TAXES:

   The Fund is treated as a separate taxable entity. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

   The Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from the adoption of this authoritative guidance. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable. As of June 30, 2010, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2006 forward (with limited exceptions).

  D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

   The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund's investment performance from the terms of the Fund's Managed Distribution Plan.

  E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

NOTE 3 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

($ REPORTED IN THOUSANDS UNLESS OTHERWISE NOTED)

   Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. ("Virtus"), is the adviser to the Fund.

   A) INVESTMENT ADVISORY FEE: The Investment Advisory Agreement (the "Agreement") between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis of 0.85% of the Fund's average daily net assets. During the six-month period ended (the "period") June 30, 2010, the Fund incurred advisory fees of $1,420.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's fees are paid by the Adviser.

   B) ADMINISTRATION SERVICES: VP Distributors, Inc., an indirect wholly-owned subsidiary of Virtus, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. During the period ended June 30, 2010, the Fund incurred Administration fees of $109.

   C) DIRECTORS FEE ($ NOT REPORTED IN THOUSANDS):

   During the period the Fund paid each Director who is not an interested person of the Fund or the Adviser a fee of $11,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The co-lead Directors are paid an additional $10,000 retainer each per year in lieu of compensation for executive committee meetings. The Audit Committee chairperson is paid an additional fee of $5,000 per year. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES:

($ REPORTED IN THOUSANDS)

   Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) for the period ended June 30, 2010, were as follows:

                                Purchases. $71,643
                                Sales.....  78,747

   There were no purchases and sales of long-term U.S. Government and agency securities for the period ended June 30, 2010.

NOTE 5 -- INDEMNIFICATIONS

   Under the Fund's organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 6 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At June 30, 2010, the Fund had one class of common stock, par value $.10 per share, of which 200,000,000 shares are authorized and 91,955,558 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2008 and December 31, 2009, there were no shares issued pursuant to the Plan.

   On June 21, 2010, the Fund announced a distribution of $0.087 per share to shareholders of record on July 9, 2010. This distribution has an ex-dividend date of July 7, 2010, and is payable on July 16, 2010. Please see inside front cover for more information on fund distributions.

NOTE 7 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 8 -- REGULATORY EXAMS

   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

   There are currently no such matters which the Company believes will be material to these financial statements.

NOTE 9 -- FEDERAL INCOME TAX INFORMATION

($ REPORTED IN THOUSANDS)

   At June 30, 2010, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                        NET UNREALIZED
           FEDERAL        UNREALIZED      UNREALIZED     APPRECIATION
           TAX COST      APPRECIATION    DEPRECIATION   (DEPRECIATION)
        --------------  --------------  --------------  --------------
           $325,121        $16,013        $(44,526)       $(28,513)

   The Fund has capital loss carryover, which may be used to offset future capital gains as follows:

                             EXPIRATION YEAR
--------------------------------------------------------------------------
    2010            2011            2016            2017            TOTAL
-------------   -------------   -------------   -------------   -------------
   $83,074         $26,802         $2,219          $20,958        $133,053

   The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

NOTE 10 -- SUBSEQUENT EVENT EVALUATIONS

   Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in these financial statements.

   On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (U.S.), Inc. PNC Global Investment Servicing (U.S.), Inc. provides certain sub-administrative services to the Fund.

                    BOARD CONSIDERATION AND RE-APPROVAL OF
             INVESTMENT ADVISORY AGREEMENT AND SERVICING AGREEMENT

   Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") of The Zweig Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement (the "Advisory Agreement") with Zweig Advisers LLC (the "Adviser") and the servicing agreement (the "Servicing Agreement") between the Adviser and Zweig Consulting LLC (the "Sub-Adviser") (collectively, the "Agreements"). In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Agreements.

   More specifically, at a meeting held on February 8-9, 2010, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the Sub-Adviser and the re-approval of the Agreements.

   1. Nature, Extent and Quality of Services. The Independent Directors considered the nature, extent and quality of the services performed by the Adviser and the Sub-Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Directors in that capacity and other services. The Independent Directors concluded that the services are extensive in nature and that the Adviser, and the Sub-Adviser delivered an acceptable level of service.

   2. Investment Performance of the Fund and Adviser. The Independent Directors considered the investment performance for the Fund over various periods of time as compared to the Lipper, Inc. performance groups and performance universe, and concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Fund. The Independent Directors also considered the performance of the portfolios of other Virtus equity mutual funds now being managed by the Fund's portfolio managers and found that performance to be consistent with the performance being achieved by the Fund's equity portfolios.

   3. Costs of Services and Profits Realized by the Adviser and the Sub-Adviser.

   (a) Costs of Services to the Fund: Fees and Expenses. The Independent Directors considered the Fund's management fee rate and expense ratios relative to the Fund's Lipper, Inc. expense group. The Independent Directors concluded that those fees are acceptable based upon the qualifications, experience, reputation and performance of the Adviser and the Sub-Adviser. The Independent Directors also concluded that the expense ratio of the Fund was within an acceptable range relative to its Lipper, Inc. expense group.

   (b) Profitability and Costs of Services to Adviser and Sub-Adviser. The Independent Directors considered the Adviser's and Sub-Adviser's overall profitability and costs. The Independent Directors also considered whether the amount of profit is a fair entrepreneurial profit. The Independent Directors concluded that the Adviser's and the Sub-Adviser's profitability was at an acceptable level in light of the quality of the services being provided to the Fund.

   4. Extent of Economies of Scale as the Fund Grows. The Independent Directors considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Directors noted that economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to substantially increase their asset base as do open-end funds. The Independent Directors concluded that the Fund has appropriately benefited from any economies of scale.

   5. Whether Fee Levels Reflect Economies of Scale. The Independent Directors also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that, given the Fund's closed-end structure, it was. At the same time, the Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a rights offering or some other means.

   6. Other Relevant Considerations.

   (a) Adviser Personnel and Methods. The Independent Directors considered the size, education and experience of the Adviser's and Sub-Adviser's staff, their fundamental research capabilities and approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas they were structured in such a way to support the level of services being provided to the Fund.

   (b) Other Benefits to the Adviser or Sub-Adviser. The Independent Directors also considered the character and amount of other incidental benefits received by the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. The Independent Directors concluded that potential "fall-out" benefits that they may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Fund.

Conclusions

   In considering the Agreements, the Independent Directors did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Independent Directors that shareholders had received acceptable absolute and relative performance at reasonable fees and, therefore, re-approval of the Investment Advisory Agreements with the Adviser, and the Servicing Agreement with the Sub-Adviser were in the best interests of the Fund and its shareholders. As a part of their decision-making process, the Independent Directors noted their belief that a long-term relationship with capable, conscientious advisers is in the best interests of the Fund. The Independent Directors considered, generally, that shareholders invested in a Fund knowing that the Adviser managed that Fund and knowing its investment management fee schedule. As such, the Independent Directors considered, in particular, whether the Adviser, with the assistance of the Sub-Adviser, managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders, and concluded that the Fund was so managed.

   Upon conclusion of their review and discussion, the Independent Directors, voting separately, and the full Board unanimously approved the continuation of the Investment Advisory Agreement and the Service Agreement.

                        SUPPLEMENTARY PROXY INFORMATION

   The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on
May 11, 2010. The meeting was held for the purpose of electing two (2) nominees to the Board of Directors.

   The results of the above matters were as follows:

     DIRECTORS          VOTES FOR  VOTES AGAINST VOTES WITHHELD ABSTENTIONS
     ---------          ---------- ------------- -------------- -----------
     George R. Aylward. 63,446,349      N/A        12,210,079       N/A
     Alden C. Olson.... 60,508,719      N/A        15,137,709       N/A

   Based on the foregoing George R. Aylward and Alden C. Olson, were re-elected as Directors. The Fund's other Directors who continue in office are Charles H. Brunie, Wendy Luscombe, James B. Rogers, Jr. and R. Keith Walton.

                                KEY INFORMATION

ZWEIG SHAREHOLDER RELATIONS: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2010, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR. In addition, there are no newly identified portfolio managers as of the date of this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11.CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
         Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (c) A copy of the Registrant's notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended June 30, 2010 pursuant to the Registrant's Managed Distribution Plan are filed herewith as required by the terms of the Registrant's exemptive order issued on November 17, 2008.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               The Zweig Fund, Inc.
                           -------------------------------------

By (Signature and Title)*  /s/ George R. Aylward
                           -------------------------------------
                           George R. Aylward, President
                           (principal executive officer)
Date September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ George R. Aylward
                           -------------------------------------
                           George R. Aylward, President
                           (principal executive officer)

Date September 2, 2010

By (Signature and Title)*  /s/ W. Patrick Bradley
                           -------------------------------------
                           W. Patrick Bradley, Treasurer
                           (principal financial officer)

Date September 2, 2010

/*/ Print the name and title of each signing officer under his or her signature.